UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4841

MFS MUNICIPAL INCOME TRUST

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual report

MFS® Municipal Income Trust

10/31/08

MFM-ANN

MFS® Municipal Income Trust

New York Stock Exchange Symbol:  MFM

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

LETTER FROM THE CEO

Dear Shareholders:

The global economy is not a very welcoming place these days. Headlines tell the story of slowing growth, accelerating inflation, and credit collapse. We have watched the rampant selling that has typified equity and credit markets since the strains in the financial system first became apparent last year.

The volatility in commodity and currency markets has further complicated investment choices. There are so many parts moving in so many directions; it has become very easy to get overwhelmed.

At MFS® we remind investors to keep their eye on the long term and not become panicked by the uncertainty of the day to day.

Remember that what goes down could very easily come back up. And that is where we as money managers like to turn our focus.

Investment opportunities may arise in declining markets. When markets experience substantial selloffs, assets often become undervalued. At MFS, we have a team of global sector analysts located in Boston, London, Mexico City, Singapore, Sydney, and Tokyo working together to do the kind of bottom-up research that will root out these investment opportunities.

In times like these, we encourage our investors to check in with their advisors to ensure they have an investment plan in place that will pay heed to the present, but that is firmly tailored to the future.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

December 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue — Hospitals	30.0%
Healthcare Revenue — Long Term Care	11.2%
Universities — Colleges	7.8%
Tax Assessment	6.2%
Tobacco	6.1%

Credit quality of bonds (r)
AAA	11.2%
AA	3.1%
A	8.6%
BBB	32.0%
BB	6.6%
B	7.0%
CCC	2.5%
CC (o)	0.0%
C	0.1%
Not Rated	28.9%

Portfolio facts
Average Duration (d)(i)	10.8
Average Life (i)(m)	15.9 yrs.
Average Maturity (i)(m)	18.5 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	BBB+

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.

(o)	Less than 0.1%.

(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 10/31/08.

Percentages are based on net assets, including preferred shares, as of 10/31/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

MFS Municipal Income Trust (the fund) is a closed-end fund and maintains a portfolio that includes investments in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, the interest on which is exempt from federal income tax.

For the twelve months ended October 31, 2008, shares of the MFS Municipal Income Trust provided a total return of –20.55%, at net asset value. This compares with a return of –3.30% for the fund’s benchmark, the Barclays Capital Municipal Bond Index (formerly the Lehman Brothers Municipal Bond Index).

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a markedly weaker job market, and a much tighter credit environment. During the second half of the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also began to display weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only late in the reporting period did slowing global growth result in a precipitous decline in

Management Review – continued

commodity prices, which began to ease inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

The municipal bond market faced an unprecedented amount of challenges over the past 15 months, which lead to a broad-based decline in bond prices, an increase in yields, and a significant increase in spreads between higher-rated securities and lower-rated or non-rated securities. Among the factors leading to the decline in prices and the widening of spreads were the downgrading from AAA, by at least one of the major rating agencies, of the majority of the monoline bond insurers and the unwinding of leverage by non-traditional participants in the municipal bond market.

Detractors from Performance

Security selection and the fund’s overweighted positions in the health care and industrial sectors detracted from relative performance as these holdings underperformed the broad market. A relative overweight in the airlines sector also held back results over the reporting period.

Consistent with the widening of spreads between higher and lower rated securities noted above, the fund’s overweight in “BBB” rated (s) and below investment grade securities further dampened relative returns. The benchmark holds only investment grade (“BBB” rated and above) issues.

The fund employs leverage which has been created through the issuance of auction preferred shares. To the extent that investments are purchased through leverage, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. Therefore, during the reporting period, the fund’s leverage has tended to exacerbate negative performance.

Contributors to Performance

The fund’s holdings in the credit enhanced sector contributed to relative performance. Positioning in intermediate-term municipal bonds (represented by securities with maturities from 5 to 10 years) also helped.

Respectfully,

Gary Lasman	Geoffrey Schechter
Portfolio Manager	Portfolio Manager

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/08

The following chart represents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares.

Price Summary
Year ended 10/31/08	Date		Price
Net Asset Value	10/31/08		$5.71
	10/31/07		$7.69
New York Stock Exchange Price	10/31/08		$4.91
	2/12/08	(high) (t)	$7.58
	10/09/08	(low) (t)	$4.28
	10/31/07		$7.31

Total Returns vs Benchmarks

Year ended 10/31/08

New York Stock Exchange Price (r)	(28.13)%
Net Asset Value (r)	(20.55)%
Barclays Capital Municipal Bond Index (f)	(3.30)%

(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of dividends and capital gain distributions.

(t)	For the period November 1, 2007 through October 31, 2008.

Benchmark Definitions

Barclays Capital Municipal Bond Index (formerly known as Lehman Brothers Municipal Bond Index) – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. Shareholders do not have the right to cause the fund to repurchase their shares at net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the

Performance Summary – continued

fund’s liquidation. As a result, the total return that is calculated based on the net asset value and New York Stock Exchange price can be different.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase common and/or preferred shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF THE FUND

Investment Objective

The fund’s investment objective is to seek high current income exempt from federal income tax, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

The fund invests, under normal market conditions, at least 80% of its net assets, including assets attributable to preferred shares and borrowings for investment purposes, in municipal bonds (debt securities issued by or on behalf of states, territories, possessions of the United States, District of Columbia, and their political subdivisions, agencies, or instrumentalities, the interest on which is exempt from federal income tax). This policy may not be changed without shareholder approval. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS may invest 25% or more of the fund’s total assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water, or sewers.

MFS may invest up to 100% of the fund’s assets in lower quality debt instruments.

MFS may invest a relatively high percentage of the fund’s assets in the debt instruments of a single issuer or a small number of issuers.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

The fund uses leverage through the issuance of preferred shares and/or the creation of tender option bonds, and then investing the proceeds pursuant to its investment strategies. If approved by the fund’s Board of Trustees, the fund may use leverage by other methods.

MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies.

Investment Objective, Principal Investment Strategies and Risks of the Fund – continued

In response to market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes.

Principal Risks

The portfolio’s yield and share prices change daily based on the credit quality of its investments and changes in interest rates. In general, the value of debt securities will decline when interest rates rise and will increase when interest rates fall. Debt securities with longer maturity dates will generally be subject to greater price fluctuations than those with shorter maturities. Municipal instruments can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes and the financial condition of the issuers and/or insurers of municipal instruments. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. Derivatives can be highly volatile and involve risks in addition to those of the underlying indicator’s in whose value the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Lower quality debt securities involve substantially greater risk of default and their value can decline significantly over time. To the extent that investments are purchased with the issuance of preferred shares, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. When you sell your shares, they may be worth more or less than the amount you paid for them. Please see the fund’s registration statement for further information regarding these and other risk considerations. A copy of the fund’s registration statement on Form N-2 is available on the EDGAR database on the Securities and Exchange Commission’s Internet Web site at http://sec.gov.

PORTFOLIO MANAGERS’ PROFILES

Gary Lasman	—	Investment Officer of MFS; employed in the investment management area of MFS since 2002; Portfolio Manager of the Fund since April 2006.

Geoffrey Schechter	—	Investment Officer of MFS; employed in the investment management area of MFS since 1993. Portfolio Manager of the Fund since July 2004.

DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Four times each year you can also buy shares. Investments may be made in any amount of $100 or more in January, April, July and October on the 15th of the month or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

You may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account and a check will be issued for the value of any fractional shares, the Plan Agent will sell your shares and send the proceeds to you, or you may sell your shares through your investment professional.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at www.computershare.com, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078.

PORTFOLIO OF INVESTMENTS

10/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 149.5%
Issuer	Shares/Par	Value ($)

Airport & Port Revenue - 5.5%
Branson, MO, Regional Airport Transportation Development District Airport Rev., “B”, 6%, 2025	$325,000	$236,089
Branson, MO, Regional Airport Transportation Development District Airport Rev., “B”, 6%, 2037	100,000	67,482
Branson, MO, Regional Airport Transportation Development District Airport Rev., “B”, 6%, 2037	675,000	445,951
Chicago, IL, O’Hare International Airport Rev. (Third Lien Passenger Facility), “B”, FSA, 5.75%, 2022	3,000,000	2,722,199
Oklahoma City, OK, Airport Trust Rev., FSA, 5.75%, 2016	3,125,000	3,169,999
Port Authority NY & NJ, Special Obligation Rev. (JFK International), MBIA, 5.75%, 2022	7,000,000	6,022,379

		$12,664,099
General Obligations - General Purpose - 0.6%
Kane Kendall County, IL, Capital Appreciation, “E”, FGIC, 0%, 2023	$1,945,000	$753,706
Kane Kendall County, IL, Capital Appreciation, “E”, FGIC, 0%, 2025	1,915,000	645,297

		$1,399,003
General Obligations - Schools - 0.4%
DeSoto, TX, Independent School District, School Building, PSF, 0%, 2031	$555,000	$130,119
DeSoto, TX, Independent School District, School Building, PSF, 0%, 2034	415,000	78,770
DeSoto, TX, Independent School District, School Building, PSF, 0%, 2036	555,000	91,380
Royse City, TX, Independent School District, School Building, PSF, 0%, 2027	955,000	295,562
Royse City, TX, Independent School District, School Building, PSF, 0%, 2029	965,000	260,346
Santa Clarita Community College District, CA, Election 2006, MBIA, 0%, 2030	595,000	150,701

		$1,006,878
Healthcare Revenue - Hospitals - 43.9%
Alexander City, AL, Special Care Facilities Financing Authority Medical Facilities Rev., “A” (Russell Hospital Corp.), 5.75%, 2036	$600,000	$439,979
Allegheny County, PA, Hospital Development Authority Rev. (South Hills Health Systems), “B”, 6.75%, 2010 (c)	500,000	532,914

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), 9.25%, 2010 (c)	$2,000,000	$2,271,939
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), “A”, 5%, 2028	1,905,000	1,225,066
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), “A”, 5.375%, 2040	1,055,000	656,853
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), “B”, 9.25%, 2010 (c)	1,000,000	1,135,969
Arkansas Development Finance Authority Rev. (Washington Regional Medical Center), 7.25%, 2010 (c)	500,000	529,844
Athens County, OH, Hospital Facilities Rev. (O’Bleness Memorial Hospital), “A”, 7.125%, 2033	1,500,000	1,306,889
Brookhaven, NY, Industrial Development Agency Rev. (Memorial Hospital Medical Center, Inc.), “A”, ETM, 7.75%, 2010 (c)	310,000	326,305
California Statewide Communities Development Authority Rev. (Children’s Hospital), 5%, 2047	550,000	340,174
California Statewide Communities Development Authority Rev. (St. Joseph Health System), FGIC, 5.75%, 2047	1,210,000	1,070,317
California Statewide Communities Development Authority Rev. (Sutter Health), “B”, 5.25%, 2048	1,280,000	1,033,983
California Statewide Communities Development Authority Rev. (Valleycare Health Systems), “A”, 5%, 2022	205,000	153,938
California Statewide Communities Development Authority Rev. (Valleycare Health Systems), “A”, 5.125%, 2031	100,000	65,920
California Valley Health Systems, COP, 6.875%, 2023 (d)	595,000	368,900
Cass County, MO, Hospital Rev., 5.625%, 2038	340,000	243,783
Chautauqua County, NY, Industrial Development Agency, Civic Facilities Rev. (Women’s Christian Assn.), “A”, 6.35%, 2017	125,000	113,933
Chautauqua County, NY, Industrial Development Agency, Civic Facilities Rev. (Women’s Christian Assn.), “A”, 6.4%, 2029	955,000	775,890
Chemung County, NY, Civic Facilities Rev. (St. Joseph’s Hospital-Elmira), “A”, 6%, 2013	325,000	312,965
Chemung County, NY, Civic Facilities Rev. (St. Joseph’s Hospital-Elmira), “B”, 6.35%, 2013	105,000	102,416
Chester County, PA, Health & Educational Facilities Rev. (Chester County Hospital), 6.75%, 2021	1,625,000	1,475,744
Citrus County, FL, Hospital Development Authority Rev. (Citrus Memorial Hospital), 6.25%, 2023	860,000	742,791
Clinton County, MO, Industrial Development Agency, Health Facilities Rev. (Cameron Regional Medical Center), 5%, 2032	275,000	172,123
Coffee County, GA, Hospital Authority Rev. (Coffee Regional Medical Center, Inc.), 5%, 2026	40,000	29,396

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Colorado Health Facilities Authority Rev. (Parkview Medical Center), 6.6%, 2011 (c)	$1,000,000	$1,096,670
Colorado Health Facilities Authority Rev. (Portercare Adventist Health Systems), 6.625%, 2011 (c)	675,000	751,478
Crittenden County, AR, Hospital Rev., 7%, 2020 (c)	1,030,000	1,114,017
Cuyahoga County, OH, Hospital Facilities Rev. (Canton, Inc.), 7.5%, 2030	1,330,000	1,300,886
Denver, CO, Health & Hospital Authority Rev., “A”, 6%, 2011 (c)	250,000	272,233
Douglas County, NE, Hospital Authority Rev. (Methodist Health Partners), 5.75%, 2048	715,000	553,038
Fruita, CO, Rev. (Family Health West Project), 8%, 2043	1,310,000	1,133,648
Garden City, MI, Hospital Finance Authority Rev. (Garden City Hospital), “A”, 4.875%, 2027	1,275,000	803,161
Gaylord, MI, Hospital Finance Authority Rev. (Otsego Memorial Hospital), 6.2%, 2025	250,000	201,385
Gaylord, MI, Hospital Finance Authority Rev. (Otsego Memorial Hospital), 6.5%, 2031	295,000	229,295
Genesee County, NY, Industrial Development Agency Civic Facility Rev. (United Memorial Medical Center), 5%, 2027	170,000	116,853
Glendale, AZ, Industrial Development Authority (John C. Lincoln Health), 5%, 2042	150,000	98,238
Grand Forks, ND, Health Care Authority Rev. (Altru Health Systems Obligated Group), 7.125%, 2010 (c)	755,000	817,975
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital), 5.75%, 2031	725,000	598,553
Illinois Finance Authority Rev. (Kewanee Hospital), 5.1%, 2031	400,000	257,656
Illinois Finance Authority Rev. (Rush University Medical Center), “B”, MBIA, 5.25%, 2035	360,000	280,436
Indiana Health & Educational Facilities Authority, Hospital Rev. (Community Foundation of Northwest Indiana), 5.5%, 2037	2,220,000	1,668,197
Indiana Health & Educational Facilities Authority, Hospital Rev. (Community Foundation of Northwest Indiana), “A”, 6.375%, 2011 (c)	3,025,000	3,327,651
Indiana Health & Educational Facilities Authority, Hospital Rev. (Community Foundation of Northwest Indiana), “A”, 6.375%, 2031	965,000	807,030
Indiana Health & Educational Facilities Authority, Hospital Rev. (Riverview Hospital), 6.125%, 2031	1,000,000	819,170
Indiana Health & Educational Facilities Financing Authority Rev. (Sisters of St. Francis Health Services, Inc.), FSA, 5.25%, 2041	225,000	198,488
Johnson City, TN, Health & Educational Facilities Board Hospital Rev. (Mountain States Health), “A”, 5.5%, 2036	660,000	461,241

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Joplin, MO, Industrial Development Authority Health Facilities Rev. (Freeman Health Systems), 5.5%, 2029	$440,000	$341,396
Joplin, MO, Industrial Development Authority Health Facilities Rev. (Freeman Health Systems), 5.75%, 2035	475,000	367,674
Kentucky Economic Development Finance Authority (Norton Healthcare), “A”, 6.5%, 2010 (c)	1,965,000	2,125,992
Kentucky Economic Development Finance Authority (Norton Healthcare), “A”, 6.5%, 2020	3,035,000	2,997,700
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Baptist Health Systems), 6.5%, 2031	1,725,000	1,469,769
Lauderdale County & Florence, AL, Health Care Authority Rev. (Coffee Health Group), MBIA, 5.625%, 2021	3,000,000	2,947,860
Louisiana Public Facilities Authority Hospital Rev. (Lake Charles Memorial Hospital), 6.375%, 2034	1,525,000	1,144,208
Louisville & Jefferson County, KY, Metro Government Health Facilities Rev. (Jewish Hospital, St. Mary’s Healthcare), 6.125%, 2037	1,040,000	873,912
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2032	110,000	83,204
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2037	110,000	80,983
Macomb County, MI, Hospital Finance Authority Rev. (Mount Clemens General Hospital), 5.875%, 2013 (c)	935,000	1,030,211
Madison County, ID, Hospital Rev., COP, 5.25%, 2026	220,000	164,556
Madison County, ID, Hospital Rev., COP, 5.25%, 2037	310,000	211,950
Maryland Health & Higher Educational Facilities Authority Rev. (Medstar Health), 5.5%, 2033	380,000	304,760
Maryland Health & Higher Educational Facilities Authority Rev. (Mercy Medical Center), “A”, 5.5%, 2042	1,070,000	776,446
Maryland Health & Higher Educational Facilities Authority Rev. (North Arundel Hospital), 6.5%, 2010 (c)	1,500,000	1,611,555
Maryland Health & Higher Educational Facilities Authority Rev. (Washington County Hospital), 5.75%, 2038	140,000	98,801
Maryland Health & Higher Educational Facilities Authority Rev. (Washington County Hospital), 6%, 2043	285,000	205,069
Massachusetts Health & Educational Facilities Authority Rev. (Berkshire Health Systems), “E”, 6.25%, 2031	1,900,000	1,616,216
Massachusetts Health & Educational Facilities Authority Rev. (Caritas Christi), “A”, 5.7%, 2015	500,000	466,335
Massachusetts Health & Educational Facilities Authority Rev. (Jordan Hospital), “D”, 5.25%, 2018	1,400,000	1,158,388
Massachusetts Health & Educational Facilities Authority Rev. (Northern Berkshire Health), “B”, 6.375%, 2034	640,000	520,224

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Massachusetts Health & Educational Facilities Authority Rev. (Quincy Medical Center), “A”, 6.5%, 2038	$640,000	$490,982
Massachusetts Health & Educational Facilities Authority Rev. (Saints Memorial Medical Center), “A”, 6%, 2023	280,000	230,028
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), 6.75%, 2029	810,000	636,117
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), “A”, 6.7%, 2019	995,000	869,043
Monroe County, MI, Hospital Finance Authority, Hospital Rev. (Mercy Memorial Hospital Corp.), 5.5%, 2035	1,020,000	691,499
Monroe County, NY, Industrial Development Agency, Civic Facilities Rev. (Highland Hospital of Rochester), 5%, 2025	65,000	51,317
Montgomery, AL, Medical Clinic Board Health Care Facility Rev. (Jackson Hospital & Clinic), 5.25%, 2031	225,000	161,784
Montgomery, AL, Medical Clinic Board Health Care Facility Rev. (Jackson Hospital & Clinic), 5.25%, 2036	1,135,000	789,529
Mount Lebanon, PA, Hospital Authority Rev. (St. Clair Memorial Hospital), 5.625%, 2032	435,000	350,536
Nassau County, NY, Industrial Development Agency, Civic Facilities Rev. (North Shore Health System), 5.625%, 2010	265,000	267,631
Nassau County, NY, Industrial Development Agency, Civic Facilities Rev. (North Shore Health System), 5.875%, 2011	260,000	261,672
Neosho County, KS, Hospital Authority Rev., “A”, 5.15%, 2031	230,000	153,905
New Hampshire Health & Education Facilities Authority Rev. (Covenant Health System), 6.5%, 2012 (c)	440,000	487,630
New Hampshire Health & Education Facilities Authority Rev. (Covenant Health System), 6.5%, 2017	265,000	271,312
New Hampshire Health & Educational Facilities Authority Rev. (Catholic Medical Center), “A”, 6.125%, 2012 (c)	880,000	975,286
New Hampshire Health & Educational Facilities Authority Rev. (Catholic Medical Center), “A”, 6.125%, 2032	120,000	100,001
New Jersey Health Care Facilities, Financing Authority Rev. (St. Peter’s University Hospital), 5.75%, 2037	1,010,000	781,558
New Jersey Health Care Facilities, Financing Authority Rev. (St. Peter’s University Hospital), “A”, 6.875%, 2030	3,000,000	2,755,470
New Mexico State Hospital Equipment Loan Council, Hospital Rev. (Rehoboth McKinley Christian Hospital), “A”, 5%, 2017	100,000	84,350
New Mexico State Hospital Equipment Loan Council, Hospital Rev. (Rehoboth McKinley Christian Hospital), “A”, 5.25%, 2026	440,000	321,548
New York Dormitory Authority Rev. (NYU Hospital Center), “B”, 5.25%, 2024	450,000	345,555

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
New York Dormitory Authority Rev. (NYU Hospital Center), “B”, 5.625%, 2037	$560,000	$406,403
New York, NY, Industrial Development Agency, Civic Facilities Rev. (Staten Island University Hospital), “A”, 6.375%, 2031	475,000	380,594
Norman, OK, Regional Hospital Authority Rev., 5.375%, 2036	1,395,000	982,861
Ohio County, WV, County Commission Health System Rev. (Ohio Valley Medical Center), 5.75%, 2013	850,000	782,553
Oklahoma Development Finance Authority Rev. (Comanche County Hospital), “B”, 6.6%, 2031	1,665,000	1,416,549
Philadelphia, PA, Health & Educational Facilities Rev. (Temple University), 6.625%, 2023	765,000	631,592
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev. (Temple University Hospital), “A”, 5.5%, 2030	590,000	394,574
Rhode Island Health & Educational Building Corp., Hospital Financing (Lifespan Obligated Group), 6.375%, 2012 (c)	1,560,000	1,693,567
Rhode Island Health & Educational Building Corp., Hospital Financing (Lifespan Obligated Group), 6.5%, 2012 (c)	505,000	554,015
Rhode Island Health & Educational Building Corp., Hospital Financing (Lifespan Obligated Group), 6.375%, 2021	245,000	240,468
Royston, GA, Hospital Authority Rev. (Ty Cobb Healthcare Systems, Inc.), 6.375%, 2014	955,000	911,996
Salida, CO, Hospital District Rev., 5.25%, 2036	1,675,000	1,119,051
Salt Lake City, UT, Hospital Authority Rev. (Intermountain Health Care), INFLOS, ETM, AMBAC, 8.375%, 2020 (c)(p)	600,000	601,512
Shelby County, TN, Educational & Hospital Facilities Board Hospital Rev., Refunded Balance (Methodist Healthcare), 6.375%, 2012 (c)	625,000	683,575
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6.25%, 2012 (c)	185,000	201,521
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6.25%, 2012 (c)	315,000	343,130
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6.375%, 2012 (c)	375,000	410,145
Skagit County, WA, Public Hospital District No. 001, 5.75%, 2032	165,000	119,587
South Carolina Jobs & Economic Development Authority (Bon Secours-St. Francis Medical Center, Inc.), 5.625%, 2030	560,000	463,630
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Palmetto Health Alliance), 6.25%, 2031	835,000	739,985
South Dakota Health & Education Facilities Authority Rev. (Prairie Lakes Health Care System), 5.625%, 2032	670,000	536,302
Southwestern, IL, Development Authority Rev. (Anderson Hospital), 5.5%, 2020	60,000	50,673

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Southwestern, IL, Development Authority Rev. (Anderson Hospital), 5.625%, 2029	$870,000	$678,252
St. Paul, MN, Housing & Redevelopment Hospital (Healthpartners Obligations Group), 5.25%, 2036	1,085,000	740,838
Steubenville, OH, Hospital Authority Rev. (Trinity Health Center), 6.5%, 2010 (c)	1,300,000	1,396,642
Sullivan County, TN, Health, Educational & Housing Facilities Board Hospital Rev. (Wellmont Health Systems Project), “C”, 5.25%, 2036	1,115,000	713,254
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare), 6.25%, 2020	3,085,000	2,752,746
Texas Metro Health Facilities Development Corp., Metro Health Facilities Development Rev. (Wilson N. Jones Memorial Hospital), 7.2%, 2021	700,000	664,146
Texas Metro Health Facilities Development Corp., Metro Health Facilities Development Rev. (Wilson N. Jones Memorial Hospital), 7.25%, 2031	1,000,000	906,340
Tom Green County, TX, Health Facilities Rev. (Shannon Health System), 6.75%, 2021	1,250,000	1,149,950
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), “A”, 5.25%, 2032	985,000	693,972
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), “A”, 5.375%, 2037	810,000	564,764
Upper Illinois River Valley Development, Health Facilities Rev. (Morris Hospital), 6.625%, 2031	600,000	522,738
Valley, AL, Special Care Facilities, Financing Authority Rev. (Lanier Memorial Hospital), 5.6%, 2016	600,000	536,388
Vigo County, IN, Hospital Authority Rev. (Union Hospital), 5.75%, 2042	220,000	146,694
Vigo County, IN, Hospital Authority Rev. (Union Hospital), 5.8%, 2047	1,035,000	688,172
Wapello County, IA, Hospital Authority Rev. (Ottumwa Regional Health Center), 6.375%, 2012 (c)	1,500,000	1,672,320
Washington Health Care Facilities Authority Rev. (Mason Medical), “A”, 6.25%, 2042	1,400,000	1,046,640
Weirton, WV, Municipal Hospital Building, Commission Rev. (Weirton Hospital Medical Center), 6.375%, 2031	1,115,000	921,469
Weslaco, TX, Health Facilities Rev. (Knapp Medical Center), 6.25%, 2032	1,000,000	829,290
West Contra Costa, CA, Healthcare District, AMBAC, 5.5%, 2029	195,000	168,365
West Plains, MO, Industrial Development Authority Rev. (Ozarks Medical Center), 6.75%, 2024	170,000	147,545

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
West Shore, PA, Hospital Authority Rev. (Holy Spirit Hospital), 6.2%, 2026	$1,250,000	$1,061,388
West Virginia Hospital Finance Authority, Hospital Rev. (Thomas Health System), 6.5%, 2038	905,000	681,130
Wichita, KS, Hospital Authority Rev. (Via Christi Health System), 6.25%, 2020	1,500,000	1,536,315
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), 6.875%, 2030	1,000,000	901,460
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Services), 5.25%, 2034	1,135,000	730,236
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Services), “A”, 5.25%, 2025	745,000	536,959
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (St. John’s Riverside Hospital), 6.8%, 2016	565,000	512,252
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (St. Joseph’s Hospital), “C”, 6.2%, 2020	750,000	644,175

		$101,218,015
Healthcare Revenue - Long Term Care - 16.3%
Abilene, TX, Health Facilities Development Corp., Retirement Facilities Rev. (Sears Methodist Retirement), “A”, 7%, 2033	$345,000	$290,445
Arizona Health Facilities Authority Rev. (The Terraces Project), 7.75%, 2013 (c)	750,000	904,388
Bell County, TX, Health Facility Development Corp. (Advanced Living Technologies, Inc.), 4%, 2036	3,490,000	2,342,767
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 2027	170,000	126,482
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 2037	225,000	153,889
Bucks County, PA, Industrial Development Authority, Retirement Community Rev. (Ann’s Choice, Inc.), 6.125%, 2025	430,000	331,440
Cambria County, PA, Industrial Development Authority Rev. (Beverly Enterprises, Inc.), ETM, 10%, 2012 (c)	280,000	318,682
Chartiers Valley, PA, Industrial & Commercial Development Authority (Asbury Health Center Project), 5.75%, 2022	150,000	117,638
Chester County, PA, Industrial Development Authority Rev. (RHA Nursing Home), 8.5%, 2032	575,000	517,362
Colorado Health Facilities Authority Rev. (American Baptist Homes), “A”, 5.9%, 2037	755,000	522,369
Colorado Health Facilities Authority Rev. (Christian Living Communities Project), “A”, 5.75%, 2037	395,000	273,190

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “B”, 6.125%, 2033	$1,000,000	$810,210
Colorado Health Facilities Authority Rev. (Evangelical), 6.9%, 2010 (c)	1,830,000	2,017,282
Colorado Health Facilities Authority Rev. (Evangelical), 6.9%, 2025	1,170,000	1,174,434
Cumberland County, PA, Municipal Authority Rev. (Wesley), “A”, 7.25%, 2013 (c)	720,000	834,617
Cumberland County, PA, Municipal Authority Rev. (Wesley), “A”, 7.25%, 2013 (c)	280,000	324,573
Duluth, MN, Housing & Redevelopment Authority (Benedictine Health Center), 5.875%, 2033	165,000	119,615
Franklin County, OH, Healthcare Facilities Rev. (Ohio Presbyterian), 7.125%, 2011 (c)	1,000,000	1,116,450
Fulton County, GA, Residential Care Facilities (Canterbury Court), “A”, 6.125%, 2034	330,000	247,899
Fulton County, GA, Residential Care Facilities, (Lenbrook Project), “A”, 5.125%, 2042	1,750,000	1,059,240
Georgia Medical Center Hospital Authority Rev. (Spring Harbor Green Island Project), 5.25%, 2027	1,000,000	707,130
Georgia Medical Center Hospital Authority Rev. (Spring Harbor Green Island Project), 5.25%, 2037	215,000	139,688
Greenville County, SC, Hospital Rev. (Chestnut Hill), “A”, 8%, 2015	1,750,000	1,575,385
Hawaii Department of Budget & Finance, Special Purpose Rev. (Kahala Nui Senior Living Community), 8%, 2033	500,000	472,750
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 2028	590,000	413,271
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 2043	540,000	343,008
Illinois Finance Authority Rev. (Clare at Water Tower), “A”, 6%, 2025	490,000	372,331
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.5%, 2037	1,000,000	630,070
Illinois Finance Authority Rev. (Friendship Village), “A”, 5.375%, 2025	1,270,000	894,639
Illinois Finance Authority Rev. (Landing at Plymouth Place), “A”, 6%, 2037	490,000	339,903
Illinois Finance Authority Rev. (Montgomery Place), “A”, 5.75%, 2038	520,000	351,177
Illinois Finance Authority Rev., Bond Anticipation Notes (Tallgrass), 13%, 2012	210,000	198,826
Iowa Finance Authority Senior Housing Authority Rev. (Bethany Life Communities), “A”, 5.55%, 2041	230,000	151,391

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), 9.25%, 2011 (c)	$1,105,000	$1,281,546
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “A”, 5.5%, 2025	800,000	604,976
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “B”, 5.75%, 2018	895,000	785,282
James City County, VA, Economic Development (Virginia United Methodist Homes, Inc.), “A”, 5.4%, 2027	585,000	405,054
James City County, VA, Economic Development (Virginia United Methodist Homes, Inc.), “A”, 5.5%, 2037	940,000	607,014
Lancaster County, PA, Hospital Authority Rev. (Brethren), 6.5%, 2040	490,000	369,019
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 5.375%, 2027	420,000	285,634
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), “C”, 6.875%, 2012 (c)(f)	500,000	564,945
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 2037	1,270,000	939,864
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A”, 5.5%, 2027	340,000	229,306
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A”, 5.75%, 2035	85,000	55,568
Millbrae, CA, Residential Facilities Rev. (Magnolia of Millbrae), “A”, 7.375%, 2027	1,775,000	1,573,680
Montgomery County, PA, Higher Education & Health Authority Rev. (AHF/Montgomery), 6.875%, 2036	1,195,000	901,604
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care), 6.125%, 2028	250,000	187,715
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care), 6.25%, 2035	510,000	370,734
New Jersey Economic Development Authority Rev. (Lions Gate), “A”, 5.875%, 2037	530,000	371,822
New Jersey Economic Development Authority Rev. (Seabrook Village, Inc.), 5.25%, 2036	715,000	465,958
New Jersey Health Care Facilities Financing Authority Rev. (Cherry Hill), 8%, 2027	1,000,000	894,540
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), “A”, 6%, 2025	125,000	100,128
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), “A”, 6.125%, 2035	110,000	82,587
Orange County, FL, Health Facilities Authority Rev. (Orlando Lutheran Tower), 5.5%, 2038	320,000	208,118

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Rochester, MN, Housing & Healthcare Rev. (Madonna Towers of Rochester, Inc.), 5.875%, 2028	$245,000	$185,186
Sarasota County, FL, Health Facility Authority Rev. (Sarasota Manatee), 5.75%, 2037	490,000	330,809
Sarasota County, FL, Health Facility Authority Rev. (Sarasota Manatee), 5.75%, 2045	105,000	68,728
Scott County, IA, Rev. (Ridgecrest Village), 5.25%, 2027	350,000	248,745
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Germantown Village), “A”, 7.25%, 2034	820,000	632,819
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 2027	515,000	394,984
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 2042	470,000	328,051
South Carolina Jobs & Economic Development Authority Rev., (Lutheran Homes of South Carolina), 5.5%, 2028	230,000	165,018
South Carolina Jobs & Economic Development Authority Rev., (Lutheran Homes of South Carolina), 5.625%, 2042	150,000	99,470
Stark County, ND, Healthcare Housing Rev. (Benedictine Living Communities, Inc.), 6.75%, 2033	325,000	250,543
Sterling, IL (Hoosier Care), 7.125%, 2034	685,000	535,512
Suffolk County, NY, Industrial Development Agency (Medford Hamlet Assisted Living), 6.375%, 2039	500,000	357,730
Travis County, TX, Health Facilities Development Corp., Retirement Facilities Rev. (Querencia Barton Creek), 5.5%, 2025	460,000	348,105
Ulster County, NY, Industrial Development Agency (Woodland Pond), “A”, 6%, 2037	1,075,000	787,298
Washington Housing Finance Commission Non-profit Rev. (Skyline at First Hill), “A”, 5.625%, 2027	215,000	156,722
Washington Housing Finance Commission Non-profit Rev. (Skyline at First Hill), “A”, 5.625%, 2038	1,120,000	752,797
Wisconsin Health & Educational Facilities Board Rev. (All Saints Assisted Living Project), 5.9%, 2027	175,000	136,922
Wisconsin Health & Educational Facilities Board Rev. (All Saints Assisted Living Project), 6%, 2037	340,000	252,117

		$37,509,191
Human Services - 2.7%
Alaska Industrial Development & Export Authority Community Provider Rev. (Boys & Girls Home of Alaska, Inc.), 5.875%, 2027	$210,000	$157,750
Alaska Industrial Development & Export Authority Community Provider Rev. (Boys & Girls Home of Alaska, Inc.), 6%, 2036	325,000	232,317

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Human Services - continued
Colorado Educational & Cultural Facilities Authority (Cerebral Palsy Project), “A”, 6.25%, 2036	$500,000	$358,105
Iowa Finance Authority, Community Provider (Boys & Girls Home), 6.25%, 2008 (c)	500,000	501,440
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “A”, 7%, 2036	500,000	394,900
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “C”, 7%, 2036	375,000	293,104
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Rehab Center Project), “A”, 6.85%, 2036	1,100,000	844,371
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Rehab Center Project), “B”, 6.5%, 2013	115,000	113,651
New York, NY, Industrial Development Agency, Civic Facility Rev. (A Very Special Place), “A”, 5.75%, 2029	1,000,000	715,900
New York, NY, Industrial Development Agency, Civic Facility Rev. (Special Needs Facilities), 6.5%, 2017	1,030,000	924,590
Orange County, FL, Health Facilities Authority Rev. (GF/Orlando Healthcare Facilities), 8.75%, 2011	285,000	287,648
Orange County, FL, Health Facilities Authority Rev. (GF/Orlando Healthcare Facilities), 9%, 2031	1,000,000	1,017,170
Osceola County, FL, Industrial Development Authority Rev. (Community Provider), 7.75%, 2017	290,000	278,348

		$6,119,294
Industrial Revenue - Airlines - 7.5%
Alliance Airport Authority, TX (American Airlines, Inc.), 5.25%, 2029	$660,000	$254,074
Chicago, IL, O’Hare International Airport Special Facilities Rev. (American Airlines, Inc.), 5.5%, 2030	2,390,000	953,849
Dallas Fort Worth, TX, International Airport Facility Improvement Corp. (American Airlines, Inc.), 5.5%, 2030	1,425,000	568,732
Denver, CO, City & County Airport Rev. (United Airlines), 5.25%, 2032	3,735,000	1,680,825
Denver, CO, City & County Airport Rev. (United Airlines), 5.75%, 2032	925,000	416,232
Houston, TX, Airport Systems Rev., Special Facilities (Continental, Inc.), “E”, 6.75%, 2029	1,810,000	1,083,357
Los Angeles, CA, Regional Airport Lease Rev. (AMR Corp.), “C”, 7.5%, 2024	850,000	679,405
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 6.25%, 2029	580,000	385,665

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Airlines - continued
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 7.2%, 2030	$1,595,000	$1,179,327
New York, NY, City Industrial Development Agencies Rev. (American Airlines, Inc.), 7.625%, 2025	6,625,000	5,286,419
New York, NY, City Industrial Development Agencies Rev. (American Airlines, Inc.), 7.75%, 2031	2,540,000	1,899,945
New York, NY, Industrial Development Agencies Rev. (Continental Airlines, Inc.), 7.25%, 2008	100,000	100,000
New York, NY, Industrial Development Agencies Rev. (Continental Airlines, Inc.), 8%, 2012	300,000	283,299
Tulsa, OK, Municipal Airport Trust Rev. (AMR Corp.), “B”, 6%, 2035 (a)	2,500,000	2,481,250

		$17,252,379
Industrial Revenue - Chemicals - 1.0%
Louisiana, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), 6.75%, 2032	$1,000,000	$784,260
Red River Authority, TX, Pollution Control Rev. (Celanese Project) “B”, 6.7%, 2030	1,920,000	1,428,998

		$2,213,258
Industrial Revenue - Environmental Services - 3.0%
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Browning Ferris, Inc.), “A”, 5.8%, 2016	$1,000,000	$800,360
California Statewide Communities Development Authority, Solid Waste Facilities Rev. (Republic Services, Inc.), “A”, 4.95%, 2012	1,000,000	947,320
Cobb County, GA, Development Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), “A”, 5%, 2033	220,000	133,170
Director of the State of Nevada Department of Business & Industry Rev. (Republic Services, Inc.), 5.625%, 2026 (a)	750,000	658,380
Gloucester County, NJ, Solid Waste Resource Recovery Rev. (Waste Management, Inc.), 6.85%, 2029 (a)	850,000	853,851
Gulf Coast Waste Disposal Authority (Waste Management, Inc.), 5.2%, 2028	440,000	289,560
Henrico County, VA, Industrial Development Authority Rev. (Browning Ferris, Inc.), 5.45%, 2014	1,750,000	1,486,363
Mission, TX, Economic Development Corp., Solid Waste Disposal Rev. (Allied Waste N.A., Inc.), “A”, 5.2%, 2018	440,000	324,438
New Morgan, PA, Industrial Development Authority, Solid Waste Disposal Rev. (New Morgan Landfill Co., Inc./Browning Ferris, Inc.), 6.5%, 2019	1,000,000	802,620

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Environmental Services - continued
Yavapai County, AZ, Industrial Development Authority Rev. (Waste Management, Inc.), 4.9%, 2028	$885,000	$556,400

		$6,852,462
Industrial Revenue - Metals - 0.3%
Mobile County, AL, Industrial Development Authority Rev. (Ipsco, Inc.), 6.875%, 2010 (c)	$650,000	$687,577

Industrial Revenue - Other - 5.0%
Aztalan, WI, Exempt Facility Rev. (Renew Energy LLC Project), 7.5%, 2018	$835,000	$292,242
Baker, FL, Correctional Development Corp. (Baker County Detention Center), 7.5%, 2030	440,000	369,217
California Statewide Communities Development Authority Facilities (Microgy Holdings Project), 9%, 2038	100,000	86,678
Gulf Coast, TX, Industrial Development Authority Rev. (Microgy Holdings LLC Project), 7%, 2036	620,000	426,969
Gulf Coast, TX, Industrial Development Authority Rev. (Valero Energy Corp.), 5.6%, 2031	1,750,000	1,113,560
Gulf Coast, TX, Waste Disposal Rev. (Valero Energy Corp.), 6.65%, 2032	1,000,000	731,870
New Jersey Economic Development Authority Rev. (GMT Realty LLC), “C”, 6.5%, 2015	700,000	674,079
New Jersey Economic Development Authority Rev. (GMT Realty LLC), “B”, 6.875%, 2037	430,000	351,740
New York, NY, City Industrial Development Agency Rev., Liberty Bonds (IAC/InterActiveCorp), 5%, 2035	620,000	428,556
Park Creek Metropolitan District, CO, Rev. (Custodial Receipts), “CR-1”, 7.875%, 2032 (a)(n)	1,270,000	1,257,148
Park Creek Metropolitan District, CO, Rev. (Custodial Receipts), “CR-2”, 7.875%, 2032 (a)(n)	580,000	574,130
Pennsylvania Economic Development Financing Authority, Finance Authority Facilities Rev. (Amtrak), “A”, 6.25%, 2031	2,000,000	1,667,820
Philadelphia, PA, Industrial Development Authority Rev. (Host Marriott LP), 7.75%, 2017	3,255,000	3,254,935
Tooele County, UT, Hazardous Waste Treatment Rev. (Union Pacific Corp.), 5.7%, 2026	385,000	292,242

		$11,521,186
Industrial Revenue - Paper - 4.0%
Bedford County, VA, Industrial Development Authority Rev. (Nekoosa Packaging), “A”, 6.55%, 2025	$1,000,000	$756,470

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Paper - continued
Butler, AL, Industrial Development Board, Solid Waste Disposal Rev. (Georgia Pacific Corp.), 5.75%, 2028	$155,000	$103,108
Cass County, TX, Industrial Development Corp. (International Paper Co.), “A”, 4.625%, 2027	2,150,000	1,256,890
Delta County, MI, Economic Development Corp., Environmental Improvement Rev. (Mead Westvaco Escanaba), “B”, 6.45%, 2012 (c)	500,000	539,540
Effingham County, GA, Development Authority, Solid Waste Disposal Rev. (Fort James), 5.625%, 2018	850,000	660,459
Escambia County, FL, Environmental Improvement Rev. (International Paper Co.), “A”, 4.75%, 2030	525,000	294,525
Hodge, LA, Utilities Rev. (Stone Container Corp.), 7.45%, 2024	3,335,000	2,096,648
Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev. (Weyerhaeuser Co.), 6.8%, 2022	2,000,000	1,719,960
Navajo County, AZ, Industrial Development Authority Rev. (Stone Container Corp.), 7.2%, 2027	880,000	548,398
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 2034	640,000	443,149
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), 6.25%, 2019	1,870,000	656,052
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 2019	700,000	245,567

		$9,320,766
Miscellaneous Revenue - Entertainment & Tourism - 0.6%
Mississippi Development Bank, Special Obligation (Diamond Lakes Utilities), 6.25%, 2017	$900,000	$784,449
New York Liberty Development Corp. Rev. (National Sports Museum), “A”, 6.125%, 2019	420,000	63,000
Seminole Tribe, FL, Special Obligation, “A”, 5.25%, 2027 (n)	515,000	408,071
Seneca Nation Indians, NY, Capital Improvements Authority, Special Obligation, 5%, 2023 (n)	275,000	202,309

		$1,457,829
Miscellaneous Revenue - Other - 4.0%
Austin, TX, Convention Center (Convention Enterprises, Inc.), XLCA, 5.25%, 2024	$220,000	$188,967
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 6.6%, 2011 (c)	400,000	431,560
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 6.7%, 2011 (c)	600,000	648,588
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5.75%, 2034	775,000	587,907

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Miscellaneous Revenue - Other - continued
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Cleveland City), “B”, 4.5%, 2030	$870,000	$651,038
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Fairmount), “B”, 5.125%, 2025	175,000	146,468
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Perrysburg Project), 4.8%, 2035	225,000	160,562
Columbus, OH, Franklin County Finance Authority Development Rev., 6%, 2035	830,000	721,810
Dayton Montgomery County, OH, Port Authority Rev. (Parking Garage), 6.125%, 2024	1,130,000	1,098,586
Hardeman County, TN, Correctional Facilities Rev., 7.75%, 2017	1,830,000	1,787,855
Madison County, FL, Rev. (Twin Oaks Project), “A”, 6%, 2025	530,000	432,888
Riversouth, OH, Authority Rev. (Lazarus Building) “A”, 5.75%, 2027	1,125,000	908,415
Southwestern Illinois Development Authority Rev., Solid Waste Disposal Rev., 5.9%, 2014	275,000	272,657
Summit County, OH, Port Authority Building Rev. (Seville Project), “A”, 5.1%, 2025	180,000	152,845
Summit County, OH, Port Authority Building Rev. (Twinsburg Township), “D”, 5.125%, 2025	155,000	125,249
Summit County, OH, Port Authority Building Rev. (Workforce Policy Board), “F”, 4.875%, 2025	915,000	742,129
Toledo Lucas County, OH, Port Authority Development Rev. (Northwest Ohio Bond Fund), “B”, 4.8%, 2035	265,000	193,757
Toledo Lucas County, OH, Port Authority Development Rev. (Northwest Ohio Bond Fund), “C”, 5.125%, 2025	90,000	71,679

		$9,322,960
Multi-Family Housing Revenue - 3.8%
Bay County, FL, Housing Finance Authority, Multi-Family Rev. (Andrews Place II Apartments), FSA, 5%, 2035	$210,000	$151,049
Bay County, FL, Housing Finance Authority, Multi-Family Rev. (Andrews Place II Apartments), FSA, 5.1%, 2046	390,000	284,564
Charter Mac Equity Issuer Trust, FHLMC, 7.1%, 2049 (a)(n)	1,000,000	1,009,130
Charter Mac Equity Issuer Trust, FHLMC, 6%, 2019 (n)	2,000,000	1,755,740
Indianapolis, IN, Multi-Family Rev. (Cambridge Station Apartments II), FNMA, 5.25%, 2039 (a)	465,000	351,042
Metropolitan Government of Nashville & Davidson County, TN, Health, Educational & Housing Facilities Board Rev. (Berkshire Place), GNMA, 6%, 2023	500,000	457,805
Mississippi Home Corp., Rev. (Kirkwood Apartments), 6.8%, 2037	1,095,000	867,273
MuniMae TE Bond Subsidiary LLC, 5.4%, 2049(z)	1,000,000	919,100
MuniMae TE Bond Subsidiary LLC, 6.875%, 2049 (a)(z)	2,000,000	2,014,520

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Multi-Family Housing Revenue - continued
North Charleston, SC, Housing Authority Rev. (Horizon Village), “A”, FHA, GNMA, 5.15%, 2048	$445,000	$325,727
Seattle, WA, Housing Authority Rev., Capped Fund Program (High Rise Rehab), “I”, FSA, 5%, 2025	670,000	537,715

		$8,673,665
Sales & Excise Tax Revenue - 0.1%
Desloge, MO, Tax Increment Rev. (U.S. Highway 67 Street Redevelopment), 5.2%, 2020	$340,000	$296,222

Single Family Housing - Local - 1.6%
Cook County, IL, Single Family Mortgage Rev., “A”, 0%, 2015	$15,000	$4,131
Corpus Christi, TX, Housing Finance Authority Rev., “B”, 0%, 2011	1,265,000	683,568
Dallas, TX, Housing Finance Corp., Single Family Mortgage Rev., MBIA, 0%, 2016	1,595,000	706,888
Jefferson Parish, LA, Single Family Mortgage Rev., GNMA, 6.3%, 2032	425,000	421,137
Jefferson Parish, LA, Single Family Mortgage Rev., “B-1”, GNMA, 6.625%, 2023	175,000	173,378
Jefferson Parish, LA, Single Family Mortgage Rev., “B-1”, GNMA, 6.75%, 2030	240,000	239,520
Nortex, TX, Housing Finance Corp., Single Family Mortgage Rev., “B”, 5.5%, 2038	95,000	72,087
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 6.45%, 2029	265,000	258,775
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 5.9%, 2035	295,000	261,034
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 6.25%, 2035	115,000	103,413
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-1”, GNMA, 5.75%, 2037	275,000	224,279
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-2”, GNMA, 5.75%, 2037	480,000	392,798
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-5”, GNMA, 5.9%, 2037	175,000	144,937

		$3,685,945
Single Family Housing - State - 1.6%
Colorado Housing & Finance Authority Rev., “A-2”, AMBAC, 6.6%, 2028	$250,000	$216,188
Colorado Housing & Finance Authority Rev., “C-2”, 5.9%, 2023	135,000	130,787
Colorado Housing & Finance Authority Rev., “C-2”, FHA, 6.6%, 2032	145,000	141,407

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Single Family Housing - State - continued
Colorado Housing & Finance Authority Rev., “C-3”, FHA, 6.375%, 2033	$60,000	$58,997
Colorado Housing & Finance Authority Rev., “D-2”, 6.9%, 2029	275,000	274,500
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), GNMA, 6.35%, 2032	200,000	197,052
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), GNMA, 6.85%, 2032	110,000	109,731
Nebraska Investment Finance Authority Single Family Mortgage Rev., 0%, 2015	2,725,000	1,480,465
New Hampshire Housing Finance Authority Rev., “B”, 5.875%, 2030	55,000	54,069
Texas Affordable Housing Corp. (Single Family Mortgage), “B”, GNMA, 5.25%, 2039	740,000	573,174
Virginia Housing Development Authority, Commonwealth Mortgage, “A-5”, 4.4%, 2015	545,000	500,043

		$3,736,413
Solid Waste Revenue - 1.3%
Massachusetts Development Finance Agency, Resource Recovery Rev. (Ogden Haverhill Associates), “A”, 6.7%, 2014	$610,000	$605,474
Massachusetts Industrial Finance Agency, Resource Recovery Rev. (Ogden Haverhill Associates), “A”, 5.6%, 2019	2,850,000	2,349,882

		$2,955,356
State & Agency - Other - 0.4%
Commonwealth of Puerto Rico (Mepsi Campus), “A”, 6.25%, 2024	$200,000	$169,750
Commonwealth of Puerto Rico (Mepsi Campus), “A”, 6.5%, 2037	900,000	718,434

		$888,184
Student Loan Revenue - 0.7%
Access to Loans for Learning, CA Student Loan Rev., 7.95%, 2030	$650,000	$564,545
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 2030	1,240,000	1,093,134

		$1,657,679
Tax - Other - 0.5%
Black Hawk, CO, Device Tax Rev., 5%, 2010	$80,000	$78,947
Black Hawk, CO, Device Tax Rev., 5%, 2013	55,000	51,979
Black Hawk, CO, Device Tax Rev., 5%, 2015	170,000	154,457
New Jersey Economic Development Authority Rev. (Cigarette Tax), 5.75%, 2029	475,000	373,782
Virgin Islands Public Finance Authority Rev., “E”, 5.875%, 2018	500,000	482,700

		$1,141,865

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tax Assessment - 9.3%
Arborwood Community Development District, FL, Capital Improvement Rev., 5.25%, 2016	$455,000	$371,007
Arborwood Community Development District, FL, Capital Improvement Rev. (Master Infrastructure Projects), “A”, 5.35%, 2036	620,000	404,686
Arborwood Community Development District, FL, Special Assessment (Master Infrastructure Projects), “B”, 5.1%, 2014	230,000	194,996
Atlanta, GA, Tax Allocation (Eastside Project), “B”, 5.6%, 2030	815,000	577,802
Atlanta, GA, Tax Allocation (Princeton Lakes Project), 5.5%, 2031	550,000	411,032
Baltimore, MD, Special Obligation, “A”, 7%, 2038	715,000	599,914
Belmont Community Development District, FL, Capital Improvement Rev., “B”, 5.125%, 2014	970,000	797,680
Capital Region Community Development District Rev., FL, “A”, 7%, 2039	465,000	391,163
Concord Station Community Development District, FL, Special Assessment, 5%, 2015	235,000	192,658
Concorde Estates Community Development District, FL, Special Assessment, “B”, 5%, 2011	475,000	442,396
Du Page County, IL, Special Service Area No. 31 Special Tax (Monarch Landing Project), 5.625%, 2036	305,000	214,351
Durbin Crossing Community Development District, FL, Special Assessment, “B-1”, 4.875%, 2010	365,000	340,994
East Homestead Community Development District, FL, Special Assessment, “B”, 5%, 2011	160,000	147,202
Enclave at Black Point Marina Community Development District, FL, “B”, 5.2%, 2014	215,000	185,147
Fishhawk Community Development District, FL, 5.125%, 2009	345,000	335,492
Grand Bay at Doral Community Development District, FL, “A”, 6%, 2039	170,000	120,358
Grand Bay at Doral Community Development District, FL, “B”, 6%, 2017	995,000	836,586
Heritage Harbour North Community Development District, FL, Capital Improvement Rev., 6.375%, 2038	590,000	442,665
Homestead 50 Community Development District, FL, “A”, 6%, 2037	680,000	483,303
Homestead 50 Community Development District, FL, “B”, 5.9%, 2013	310,000	278,724
Katy, TX, Development Authority Rev., “B”, 6%, 2018	925,000	820,947
Killarney Community Development District, FL, Special Assessment, “B”, 5.125%, 2009	170,000	167,571
Lakes by the Bay South Community Development District, FL, Rev., “B”, 5.3%, 2009	570,000	562,322

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tax Assessment - continued
Lancaster County, SC, Assessment Rev. (Sun City Carolina Lakes), 5.45%, 2037	$110,000	$71,607
Legends Bay Community Development District, FL, “A”, 5.5%, 2014	420,000	361,326
Legends Bay Community Development District, FL, “A”, 5.875%, 2038	380,000	261,900
Magnolia Park Community Development District, FL, Special Assessment, “A”, 6.15%, 2039	1,165,000	847,072
Main Street Community Development District, FL, “A”, 6.8%, 2038	565,000	461,695
Main Street Community Development District, FL, “B”, 6.9%, 2017	420,000	380,407
Middle Village Community Development District, FL, Special Assessment, “B”, 5%, 2009	95,000	93,624
Naturewalk Community Development District, FL, Capital Improvement Rev., “B”, 5.3%, 2016	650,000	527,118
New Port Tampa Bay Community Development District, FL, Special Assessment, “B”, 5.3%, 2012	440,000	313,812
North Springs Improvement District, FL, Special Assessment (Parkland Golf Country Club), “B-1”, 5.125%, 2015	410,000	330,739
North Springs Improvement District, FL, Special Assessment (Parkland Golf Country Club), “B-2”, 5.125%, 2015	150,000	119,429
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), “A”, 5.85%, 2034	235,000	183,895
Old Palm Community Development District, FL, Special Assessment (Palm Beach Gardens), “A”, 5.9%, 2035	240,000	157,651
Old Palm Community Development District, FL, Special Assessment (Palm Beach Gardens), “B”, 5.375%, 2014	250,000	208,265
OTC Community Development District, FL, Special Assessment, “A”, 5.3%, 2038	1,000,000	647,560
Overland Park, KS, Special Assessment (Tallgrass Creek), 4.85%, 2016	170,000	146,496
Overland Park, KS, Special Assessment (Tallgrass Creek), 5.125%, 2028	350,000	253,208
Panther Trace II, Community Development District, FL, Special Assessment, 5.125%, 2013	355,000	309,574
Panther Trace II, Community Development District, FL, Special Assessment, “B”, 5%, 2010	345,000	325,649
Parker Road Community Development District, FL, “A”, 5.6%, 2038	340,000	222,112
Parkway Center Community Development District, FL, Special Assessment, “B”, 5.625%, 2014	1,030,000	896,491
Paseo Community Development District, FL, “B”, 4.875%, 2010	400,000	379,636
Preserve at Wilderness Lake, FL, Community Development District, Capital Improvement, “B”, 5%, 2009	30,000	29,590

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tax Assessment - continued
Prince George’s County, MD, Special Obligation (National Harbor Project), 5.2%, 2034	$245,000	$168,893
Riverwood Estates Community Development District, FL, Special Assessment, “B”, 5%, 2013	870,000	599,978
Sterling Hill Community Development District, FL, Special Assessment, 5.5%, 2010	195,000	185,991
Stone Ridge, CO, Metropolitan District No. 2, 7.25%, 2031	800,000	626,592
Tolomato Community Development District, FL, Special Assessment, 6.65%, 2040	1,070,000	870,702
Tuscany Reserve Community Development District, FL, Special Assessment, “B”, 5.25%, 2016	785,000	629,287
Villa Vizcaya Community Development District, FL, “A”, 5.55%, 2039	210,000	138,367
Watergrass Community Development District, FL, “A”, 5.375%, 2039	420,000	272,689
Watergrass Community Development District, FL, Special Assessment, “B”, 4.875%, 2010	765,000	717,318
Wentworth Estates Community Development District, FL, Special Assessment, “B”, 5.125%, 2012	340,000	299,547

		$21,357,216
Tobacco - 8.9%
Badger, WI, Tobacco Asset Securitization Corp., 6.125%, 2027	$3,395,000	$3,204,031
Buckeye, OH, Tobacco Settlement Financing Authority, 6%, 2042	220,000	147,301
Buckeye, OH, Tobacco Settlement Rev., Asset Backed, “A-2”, 5.875%, 2030	6,065,000	4,500,655
Buckeye, OH, Tobacco Settlement Rev., Asset Backed, “A-2”, 5.875%, 2047	1,905,000	1,208,742
Buckeye, OH, Tobacco Settlement Rev., Asset Backed, “A-2”, 6.5%, 2047	1,420,000	977,869
California County, CA, Tobacco Securitization Corp., Tobacco Settlement, L.A. County, “A”, 0% to 2010, 5.65% to 2041	485,000	247,229
California Statewide Financing Authority, Tobacco Settlement, 5.625%, 2029	1,610,000	1,273,317
District of Columbia, Tobacco Settlement Rev., 6.25%, 2024	990,000	871,061
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-4”, 7.8%, 2013 (c)	1,000,000	1,164,230
Inland Empire, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Asset Backed, “C-1”, 0%, 2036	3,270,000	218,207
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “B”, 5.6%, 2034	1,635,000	1,144,238
Louisiana Tobacco Settlement Authority Rev., 5.5%, 2030	1,435,000	1,208,170

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tobacco - continued
Michigan Tobacco Settlement Finance Authority Rev., Asset Backed, “A”, 6%, 2048	$1,125,000	$727,931
New Jersey Tobacco Settlement Financing Corp., 5.75%, 2012 (c)	765,000	817,311
New Jersey Tobacco Settlement Financing Corp., 7%, 2013 (c)	15,000	17,275
Rhode Island Tobacco Settlement Financing Corp., “A”, 0%, 2052	7,295,000	89,874
Silicon Valley Tobacco Securitization Authority, CA, Tobacco Settlement Rev. (Turbo-Santa Clara), “A”, 0%, 2036	2,115,000	141,028
Silicon Valley Tobacco Securitization Authority, CA, Tobacco Settlement Rev. (Turbo-Santa Clara), “A”, 0%, 2041	1,560,000	64,912
South Carolina Tobacco Settlement Authority Rev., “B”, 6%, 2011 (c)	1,125,000	1,164,330
South Carolina Tobacco Settlement Authority Rev., “B”, 6.375%, 2011 (c)	1,075,000	1,143,381
Washington Tobacco Settlement Authority, 6.5%, 2026	145,000	130,320

		$20,461,412
Toll Roads - 0.5%
E-470 Public Highway Authority, Colorado Rev., Capital Appreciation, “B”, MBIA, 0%, 2027	$4,115,000	$1,214,172

Transportation - Special Tax - 1.7%
Telluride, CO, Real Estate Transfer Assessment Rev. (Gondola Transit Co.), ETM, 11.5%, 2012 (c)	$2,900,000	$3,545,221
Utah Transit Authority Sales Tax Rev., “A”, MBIA, 0%, 2028	950,000	270,788

		$3,816,009
Universities - Colleges - 11.5%
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.4%, 2027	$370,000	$246,579
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.5%, 2038	420,000	263,038
Harrisburg, PA, University of Science, “A”, 5.4%, 2016	210,000	186,745
Houston, TX, Community College Systems, MBIA, 7.875%, 2025	2,500,000	2,763,250
Illinois Educational Facilities Authority Rev. (Augustana College), “A”, 5.625%, 2022	400,000	352,552
Louisiana State University (Health Sciences Center Project), MBIA, 6.375%, 2031	2,500,000	2,589,050
Massachusetts Health & Educational Facilities Authority Rev., 5.00%, 2038 (u)	20,000,000	19,338,600
Savannah, GA, Economic Development Authority Rev. (College of Art & Design, Inc.), 6.5%, 2009 (c)	625,000	663,850

		$26,403,664

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Dormitories - 0.1%
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 5.625%, 2033	$380,000	$282,287

Universities - Secondary Schools - 2.8%
California Statewide Communities Development Authority Rev. (Escondido Charter High School), 7.5%, 2011 (c)	$530,000	$588,173
California Statewide Communities Development Authority Rev. (Escondido Charter High School), 7.5%, 2011 (c)	1,000,000	1,144,430
Colorado Housing Finance Development Rev. (Evergreen Country Day School), 5.875%, 2037	770,000	559,898
Deerfield, IL, Educational Facilities Authority Rev. (Chicagoland Jewish High School Project), 6%, 2041	815,000	617,501
Lee County, FL, Industrial Development Authority Rev. (Lee Charter Foundation), “A”, 5.25%, 2027	430,000	295,290
Lee County, FL, Industrial Development Authority Rev. (Lee Charter Foundation), “A”, 5.375%, 2037	945,000	610,470
Maryland Health & Higher Educational Facilities Authority Rev. (Washington Christian Academy), 5.5%, 2038	140,000	94,104
Maryland Industrial Development Financing Authority, Economic Development Authority Rev. (Our Lady of Good Council), “A”, 6%, 2035	150,000	109,283
Michigan Municipal Bond Authority Rev. (YMCA Service Learning Academy), 7.625%, 2021	1,000,000	972,390
Pima County, AZ, Industrial Development Authority Education Rev. (Arizona Charter Schools), “C”, 6.75%, 2031	490,000	415,986
Utah County, UT, Charter School Rev. (Lakeview Academy), “A”, 5.625%, 2037	500,000	358,570
Utah County, UT, Charter School Rev. (Renaissance Academy), “A”, 5.625%, 2037	285,000	203,670
Utah County, UT, Charter School Rev. (Ronald Wilson Reagan Academy), “A”, 6%, 2038	795,000	594,946

		$6,564,711
Utilities - Cogeneration - 0.9%
Alaska Industrial Development Export Authority, Power Rev., Upper Lynn Canal Regional Power, 5.8%, 2018	$830,000	$738,152
Pennsylvania Economic Development Financing Authority Rev., Resource Recovery Rev. (Colver), “G”, 5.125%, 2015	350,000	312,064
Pennsylvania Economic Development Financing Authority Rev., Resources Recovery Rev. (Northampton Generating), 6.4%, 2009	150,000	149,640

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Cogeneration - continued
Pennsylvania Economic Development Financing Authority Rev., Resources Recovery Rev. (Northampton Generating), “A”, 6.5%, 2013	$1,000,000	$943,010

		$2,142,866
Utilities - Investor Owned - 7.0%
Brazos River Authority, TX, Authority Texas Rev. (Reliant Energy, Inc.), “A”, 5.375%, 2019	$500,000	$367,100
Brazos River Authority, TX, Pollution Control Rev. (TXU Electric Co. LLC), “C”, 5.75%, 2036 (a)	2,205,000	1,940,069
Brazos River Authority, TX, Pollution Control Rev. (TXU Electric Co. LLC), “D”, 5.4%, 2029 (a)	85,000	67,187
Brazos River Authority, TX, Pollution Control Rev. (TXU Energy Co. LLC), 5%, 2041	835,000	415,170
Connecticut Development Authority, Pollution Control Rev. (Connecticut Light & Power Co.), 5.95%, 2028	2,270,000	1,786,263
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “A”, 6.3%, 2016	2,195,000	1,972,405
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “C”, 5.8%, 2022	2,105,000	1,662,319
Matagorda County, TX (CenterPoint Energy), 5.6%, 2027	1,500,000	1,016,835
Matagorda County, TX, Pollution Control Rev. (Reliant Energy), 5.95%, 2030	1,655,000	1,042,716
Mecklenburg County, VA, Industrial Development Authority Rev. (UAE Mecklenburg LP), 6.5%, 2017	800,000	816,640
New Hampshire Business Finance Authority, Pollution Control Rev. (Public Service of New Hampshire), 6%, 2021	1,000,000	942,220
Red River Authority, TX, Pollution Control Rev. (AEP Texas Central Co.), MBIA, 4.45%, 2020	760,000	670,282
Sabine River Authority, TX, Pollution Control Rev. (TXU Electric Co. LLC), 5.2%, 2028	340,000	189,390
Sabine River Authority, TX, Pollution Control Rev. (TXU Electric Co. LLC), 5.75%, 2030 (a)	610,000	536,709
West Feliciana Parish, LA, Pollution Control Rev. (Gulf States Utilities Co.), 5.8%, 2015	1,500,000	1,342,920
West Feliciana Parish, LA, Pollution Control Rev. (Gulf States Utilities Co.), 5.8%, 2016	1,000,000	883,850
Yuma County, AZ, Industrial Development Authority (Far West Water & Sewer, Inc.), 6.375%, 2037	735,000	535,411

		$16,187,486

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Municipal Owned - 0.9%
North Carolina Municipal Power Agency, Catawba Electric Rev., “B”, 6.5%, 2020	$2,000,000	$2,024,960

Utilities - Other - 1.0%
Main Street Natural Gas, Inc., GA, Gas Project Rev., “A”, 5.5%, 2026	$285,000	$213,864
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2037	1,900,000	1,163,788
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	510,000	374,223
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2026	500,000	345,645
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2025	450,000	307,571

		$2,405,091
Water & Sewer Utility Revenue - 0.1%
Magnolia, TX, Water & Sewer System Rev., 5.15%, 2031	$205,000	$179,303
Total Investments (Identified Cost, $405,459,705) (k)		$344,619,403

Other Assets, Less Liabilities - (0.2)%		(425,752)
Preferred Shares (Issued by the Fund) - (49.3)%		(113,750,000)
Net Assets applicable to common shares - 100.0%		$230,443,651

(a)	Mandatory tender date is earlier than stated maturity date.

(c)	Refunded bond.

(d)	Non-income producing security – in default.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(k)	As of October 31, 2008, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $344,619,403 and 100% of market value. All of these security values were provided by an independent pricing service using an evaluated bid.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $5,206,528, representing 2.3% of net assets applicable to common shares.

(p)	Primary inverse floater.

(u)	Underlying security deposited into special purpose trust (“the trust”) by investment banker upon creation of self-deposited inverse floaters.

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
MuniMae TE Bond Subsidiary LLC, 6.875%, 2049	5/18/99	$2,000,000	$2,014,520
MuniMae TE Bond Subsidiary LLC, 5.4%, 2049	10/14/04	1,000,000	919,100
Total Restricted Securities			$2,933,620
% of Net Assets applicable to common shares			1.3%

Derivative Contracts at 10/31/08

Futures contracts outstanding at 10/31/08

Description	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
U.S. Treasury Note 10 yr (Short)	71	$8,028,547	Dec-08	$166,713
U.S. Treasury Bond 30 yr (Short)	75	8,484,375	Dec-08	322,589
				$489,302

Swap Agreements at 10/31/08

Interest Rate Swaps

Expiration	Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
2/16/24	USD 22,000,000	Citibank	7-Day SIFMA	3.666% (fixed rate)	$287,980

At October 31, 2008, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
SIFMA	Securities Industry and Financial Markets Association

Insurers		Inverse Floaters
AMBAC	AMBAC Indemnity Corp.	INFLOS	Inverse Floating Security
ASSD GTY	Assured Guaranty Insurance Co.
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Assn.
FSA	Financial Security Assurance Inc.
GNMA	Government National Mortgage Assn.
MBIA	MBIA Insurance Corp.
PSF	Permanent School Fund
XLCA	XL Capital Insurance Co.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at value (identified cost, $405,459,705)	$344,619,403
Cash	27,413
Receivable for daily variation margin on open futures contracts	124,563
Receivable for investments sold	1,921,108
Interest receivable	8,106,008
Swaps, at value	287,980
Other assets	5,973
Total assets		$355,092,448
Liabilities
Distributions payable on common shares	$134,456
Distributions payable on preferred shares	19,114
Payable for investments purchased	438,667
Payable to the holder of the floating rate certificate from trust assets	10,000,000
Payable to affiliates
Management fee	12,157
Transfer agent and dividend disbursing costs	7,996
Administrative services fee	365
Payable for independent trustees’ compensation	96,083
Payable for interest expense and fees	73,263
Accrued expenses and other liabilities	116,696
Total liabilities		$10,898,797
Preferred shares
Series T and Series TH auction preferred shares (5,600 shares issued, 4,550 outstanding at $25,000 per share) at liquidation value		$113,750,000
Net assets applicable to common shares		$230,443,651
Net assets consist of
Paid-in capital – common shares	$316,499,768
Unrealized appreciation (depreciation) on investments	(60,063,020)
Accumulated net realized gain (loss) on investments	(28,450,467)
Undistributed net investment income	2,457,370
Net assets applicable to common shares		$230,443,651
Preferred shares, at value (5,600 shares issued, 4,550 outstanding at $25,000 per share)		113,750,000
Net assets including preferred shares		$344,193,651
Common shares of beneficial interest outstanding		40,378,175
Net asset value per common share (net assets of $230,443,651/40,378,175 shares of beneficial interest outstanding)		$5.71

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/08

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment income
Interest income		$26,700,376
Expenses
Management fee	$3,351,792
Transfer agent and dividend disbursing costs	67,218
Administrative services fee	66,938
Independent trustees’ compensation	47,756
Stock exchange fee	35,851
Preferred shares remarketing agent fee	344,644
Custodian fee	58,460
Shareholder communications	57,003
Auditing fees	65,911
Legal fees	71,398
Interest expense and fees	220,385
Miscellaneous	83,711
Total expenses		$4,471,067
Fees paid indirectly	(34,301)
Reduction of expenses by investment adviser	(1,483)
Net expenses		$4,435,283
Net investment income		$22,265,093
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(809,665)
Futures contracts	(636,104)
Swap transactions	(2,043,000)
Net realized gain (loss) on investments		$(3,488,769)
Change in unrealized appreciation (depreciation)
Investments	$(76,615,123)
Futures contracts	489,302
Swap transactions	798,912
Net unrealized gain (loss) on investments		$(75,326,909)
Net realized and unrealized gain (loss) on investments		$(78,815,678)
Distributions declared to preferred shareholders		$(5,150,899)
Change in net assets from operations		$(61,701,484)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2008	2007
Change in net assets
From operations
Net investment income	$22,265,093	$22,971,136
Net realized gain (loss) on investments	(3,488,769)	984,302
Net unrealized gain (loss) on investments	(75,326,909)	(15,024,046)
Distributions declared to preferred shareholders	(5,150,899)	(5,165,360)
Change in net assets from operations	$(61,701,484)	$3,766,032
Distributions declared to shareholders
From net investment income	$(18,383,495)	$(18,606,311)
Net asset value of shares issued to common shareholders in reinvestment of distributions	$838,133	$1,432,077
Total change in net assets	$(79,246,846)	$(13,408,202)
Net assets applicable to common shares
At beginning of period	309,690,497	323,098,699
At end of period (including undistributed net investment income of $2,457,370 and $3,366,814, respectively)	$230,443,651	$309,690,497

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 10/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$7.69	$8.06		$7.92	$7.86	$7.69
Income (loss) from investment operations
Net investment income (d)	$0.55	$0.57	(z)	$0.58	$0.59	$0.60
Net realized and unrealized gain (loss) on investments	(1.94)	(0.35	)(z)	0.17	0.10	0.16
Distributions declared to preferred shareholders	(0.13)	(0.13)		(0.12)	(0.08)	(0.04)
Total from investment operations	$(1.52)	$0.09		$0.63	$0.61	$0.72
Less distributions declared to shareholders
From net investment income, common shares	$(0.46)	$(0.46)		$(0.49)	$(0.55)	$(0.55)
Net asset value, end of period	$5.71	$7.69		$8.06	$7.92	$7.86
Common share market value, end of period	$4.91	$7.31		$8.20	$8.27	$7.83
Total return at common market value (%) (p)	(28.13)	(5.48)		5.41	13.18	12.22
Total return at net asset value (%)	(20.55)	1.17		8.24	7.92	9.72
Ratios (%) (to average net assets applicable to common shares) and Supplemental data:
Expenses before expense reductions (f)(p)	1.57	1.47		1.45	1.44	1.46
Expenses after expense reductions (f)(p)	1.57	1.47		1.45	1.44	1.46
Expenses after expense reductions and excluding interest expense and fees (f)(l)(p)	1.49	1.40		1.45	1.44	1.46
Net investment income (p)	7.82	7.23	(z)	7.30	7.45	7.70
Portfolio turnover	25	24		17	14	9
Net assets at end of period (000 Omitted)	$230,444	$309,690		$323,099	$316,196	$312,825

Financial Highlights – continued

	Years ended 10/31
	2008	2007	2006	2005	2004
Supplemental Ratios (%):
Ratio of expenses to average net assets including preferred shares and excluding interest expense and fees (f)(l)(p)	1.01	0.97	1.00	0.99	1.00
Preferred shares dividends (y)	1.81	1.63	1.46	0.95	0.49
Net investment income available to common shares	6.01	5.60	5.84	6.49	7.22
Senior Securities:
Total preferred shares outstanding	4,550	5,600	5,600	5,600	5,600
Asset coverage per preferred share (k)	$75,647	$80,302	$82,696	$81,464	$80,862
Involuntary liquidation preference per preferred share (m)	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value per preferred share (m)(x)	$25,000	$25,000	$25,000	$25,000	$25,000
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	Calculated by subtracting the fund’s total liabilities (not including preferred shares) from the fund’s total assets and dividing this number by the number of preferred shares outstanding.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(m)	Amount excludes accrued unpaid distributions to Auction Preferred Shareholders.
(p)	Ratio excludes dividend payment on auction preferred shares.
(x)	Average market value represents the approximate fair value of the fund’s liability.
(y)	Ratio is based on average net assets applicable to common shares.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities during the year that resulted in an increase of $0.04 per share to net investment income, a decrease of $0.04 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.49% to the net investment income ratio for the year ended October 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Municipal Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over- the counter market. Municipal instruments backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, the security could decline in value, interest from the security could become taxable and the fund may be required to issue Forms 1099-DIV. The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by a third party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by a third party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by a third party pricing service on the market on which such futures contracts are primarily traded. Swaps are generally valued at an evaluated bid as reported by

Notes to Financial Statements – continued

a third party pricing service. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Notes to Financial Statements – continued

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include futures contracts, and swap agreements.

FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities, effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, and FASB Staff Position (FSP) 133-1, effective for fiscal years and interim periods ending after November 15, 2008 (the “Standards”) were recently issued. These Standards provide enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standards to the fund, and has not at this time determined the impact, resulting from the adoption of these Standards on the fund’s financial statements.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears

Notes to Financial Statements – continued

the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swap Agreements – The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund’s custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market and interest rate movements of the underlying instrument.

The fund may hold interest rate swap agreements which involve the periodic exchange of cash flows, such as the exchange of fixed rate interest payments for floating rate interest payments based on a notional principal amount. The interest rates may be based on a specific financial index or the exchange of two distinct floating rate payments. The fund may enter into an interest rate swap in order to manage its exposure to interest rate fluctuations.

Inverse Floaters – The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by an investment banker utilizing municipal bonds which have already been issued (known as secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short term interest rates. A secondary market inverse floating rate security is created when an investment banker transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the investment banker or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse

Notes to Financial Statements – continued

floaters”). If the holder of the inverse floater transfers the municipal bonds to an investment banker for the purpose of depositing the municipal bonds into the special purpose trust, the inverse floating rate certificates that are issued by the trust are referred to as “self-deposited inverse floaters.” If the bonds held by the trust are purchased by the investment banker for deposit into the trust from someone other than the purchasers of the inverse floaters, the inverse floating rate certificates that are issued by the trust are referred to as “externally deposited inverse floaters.” Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holder of the floating rate certificate under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holder of the floating rate certificate from trust assets”. At October 31, 2008, the fund’s payable to the holder of the floating rate certificate from trust assets was $10,000,000. The weighted average interest rate on the floating rate certificates issued by the trust was 3.056%. Interest expense and fees relate to interest payments made to the holder of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended October 31, 2008, interest expense and fees in connection with self-deposited inverse floaters was $220,385. Primary and externally deposited inverse floaters held by the fund are not accounted for as secured borrowings.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital

Notes to Financial Statements – continued

infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, defaulted bonds, derivative transactions, and secured borrowings.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/08	10/31/07
Ordinary income (including any short-term capital gains)	$162,969	$113,468
Tax-exempt income	23,371,425	23,658,203
	$23,534,394	$23,771,671

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/08
Cost of investments	$393,753,056
Gross appreciation	6,026,814
Gross depreciation	(65,160,467)
Net unrealized appreciation (depreciation)	$(59,133,653)
Undistributed ordinary income	258,195
Undistributed tax-exempt income	2,424,680
Capital loss carryforwards	(29,667,814)
Other temporary differences	62,475

As of October 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

10/31/09	$(899,441)
10/31/10	(2,883,947)
10/31/11	(10,944,821)
10/31/12	(1,858,513)
10/31/13	(9,679,589)
10/31/16	(3,401,503)
$(29,667,814)

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average weekly net assets (including the value of the auction preferred shares) and 6.32% of gross income. Gross income is calculated based on tax rules that generally include the amortization of premium and exclude the accretion of market discount, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended October 31, 2008 was equivalent to an annual effective rate of 0.79% of the fund’s average daily net assets including preferred shares.

Notes to Financial Statements – continued

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund’s common shares. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended October 31, 2008, these fees paid to MFSC amounted to $31,860. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended October 31, 2008, the fund did not incur any out-of-pocket expenses.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500. The administrative services fee incurred for the year ended October 31, 2008 was equivalent to an annual effective rate of 0.0158% of the fund’s average daily net assets including preferred shares.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $7,906. This amount is included in independent trustees’ compensation for the year ended October 31, 2008. The liability for deferred retirement benefits payable to certain retired independent trustees amounted to $91,049 at October 31, 2008, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,196 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund

Notes to Financial Statements – continued

in the amount of $1,483, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $104,881,273 and $131,658,028, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. During the year ended October 31, 2008, the fund did not repurchase any shares. Transactions in fund shares were as follows:

	Year ended 10/31/08		Year ended 10/31/07
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions	118,316	$838,133	179,155	$1,432,077

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended October 31, 2008, the fund’s commitment fee and interest expense on the line of credit were $1,288 and $0, respectively, and are included in miscellaneous expense and interest expense and fees, respectively, on the Statement of Operations.

(7)	Auction Preferred Shares

The fund issued 2,800 shares of Auction Preferred Shares (APS), series T and 2,800 of APS, series TH; at October 31, 2008, 2,275 shares of each series are outstanding. Dividends are cumulative at a rate that is reset every seven days for both series through an auction process. If the APS are unable to be remarketed on a remarketing date as part of the auction process, the fund would be required to pay the maximum applicable rate on APS to holders of such shares for successive dividend periods until such time when the shares

Notes to Financial Statements – continued

are successfully remarketed. The maximum rate on APS is equal to 110% of the higher of (i) the Taxable Equivalent of the Short-Term Municipal Bond Rate or (ii) the “AA” Composite Commercial Paper Rate.

Since February 2008, regularly scheduled auctions for APS issued by closed end funds, including MFS Municipal Income Trust, have consistently failed because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, APS holders cannot sell their shares tendered for sale. While repeated auction failures have affected the liquidity for APS, they do not constitute a default or automatically alter the credit quality of the APS, and APS holders have continued to receive dividends at the previously defined “maximum rate”. During the year ended October 31, 2008, the APS dividend rates ranged from 2.46% to 12.57%. For the year ended October 31, 2008, the average dividend rate was 3.76%. These developments with respect to APS do not affect the management or investment policies of the fund. However, one implication of these auction failures for Common shareholders is that the fund’s cost of leverage will be higher than it otherwise would have been had the auctions continued to be successful. As a result, the fund’s future Common share earnings may be lower than they otherwise would have been. To the extent that investments are purchased with the issuance of preferred shares, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund.

The fund made the following redemptions of APS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

APS Series	Redemption Date	APS Redeemed	Aggregate Price
T	9/29/08	525	$13,125,000
TH	10/01/08	525	13,125,000

The fund financed the APS redemptions through the creation of tender option bonds, whereby the fund transferred highly rated fixed rate municipal bonds held in its portfolio to a special purpose trust that issued floating rate certificates and inverse floating rate certificates. The fund held the inverse floating rate certificates and used the proceeds from the sale of the floating rate certificates to redeem a portion of the APS.

The fund pays an annual fee equivalent to 0.25% of the preferred share liquidation value for remarketing efforts associated with the preferred auction. The APS are redeemable at the option of the fund in whole or in part at the redemption price equal to $25,000 per share, plus accumulated and unpaid dividends. The APS are also subject to mandatory redemption if certain requirements relating to its asset maintenance coverage are not satisfied. The fund is required to maintain certain asset coverage with respect to the APS as defined in the fund’s By-Laws and the Investment Company Act of 1940.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Trustees and the Shareholders of MFS Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Income Trust (the “Trust”) as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Municipal Income Trust as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2008

RESULTS OF SHAREHOLDER MEETING

10/31/08 (unaudited)

At the annual meeting of shareholders of MFS Municipal Income Trust, which was held on October 9, 2008, the following actions were taken:

Item 1. To elect the following individuals as Trustees of Common Shares

Nominee	Affirmative	Withhold Authority
William R. Gutow	35,020,966.59	1,090,618.11
Michael Hegarty	35,027,781.71	1,083,802.99
Robert W. Uek	35,096,548.64	1,015,036.05

Item 2. To elect the following individuals as Trustees of Preferred Shares

Nominee	Affirmative	Withhold Authority
William R. Gutow	3,755	303
Michael Hegarty	3,755	303
Robert W. Uek	3,755	303
J. Atwood Ives	3,755	303
Laurie J. Thomsen	3,755	303

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Counsel
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to

Trustees and Officers – continued

office of the Trustee’s class. Each year the term of one class expires. Two Trustees, each holding a term of one year, are elected annually by holders of the Trust’s preferred shares. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Fund’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

On November 5, 2008, Maria F. Dwyer, as President and Chief Executive Officer of the Trust, certified to the New York Stock Exchange that as of the date of her certification she was not aware of any violation by the Trust of the corporate governance listing standards of the New York Stock Exchange.

The Fund filed with the Securities and Exchange Commission the certifications of its principal executive officer and principal financial officer under Section 302 of the Sarbanes-Oxley Act of 2003 as an exhibit to the Fund’s Form N-CSR for the period covered by this report.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741	225 Franklin Street, Boston, MA 02110
Portfolio Managers	Independent Registered Public Accounting Firm
Gary Lasman	Deloitte & Touche LLP
Geoffrey Schechter	200 Berkeley Street, Boston, MA 02116

BOARD REVIEW OF INVESTMENT

ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2007 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what

Board Review of Investment Advisory Agreement – continued

extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 5th out of a total of 9 funds in the Lipper performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 6th out of a total of 9 funds for the one-year period and 2nd out of a total of 6 funds for the five-year period ended December 31, 2007. Given the size of the

Board Review of Investment Advisory Agreement – continued

Lipper performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Lipper performance universe, the Trustees also reviewed the Fund’s performance in comparison to the Lehman Brothers Municipal Bond Index. The Fund under-performed the Lehman Brothers Municipal Bond Index for the one-year period ended December 31, 2007 (–2.42% total return for the Fund versus 3.36% total return for the benchmark), and the Fund out-performed the Lehman Brothers Municipal Bond Index for each of the three- and five-year periods ended December 31, 2007 (three-year: 4.00% total return for the Fund versus 3.91% total return for the benchmark; five-year: 6.17% total return for the Fund versus 4.30% total return for the benchmark). Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data, the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through a material increase in the market value of the Fund’s portfolio securities.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Closed End Funds” in the “Products and Performance” section on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1.800.SEC.0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 99.31% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT INFORMATION

Investor Information

Transfer Agent, Registrar and Dividend Disbursing Agent

Call	1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time

Write to:	Computershare Trust Company, N.A. P.O. Box 43078 Providence, RI 02940-3078

500 Boylston Street, Boston, MA 02116

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2008 and 2007, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2008	2007
Fees billed by Deloitte:
MFS Municipal Income Trust	52,638	46,634

For the fiscal years ended October 31, 2008 and 2007, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2008	2007	2008	2007	2008	2007
Fees billed by Deloitte:
To MFS Municipal Income Trust	10,000	10,000	6,391	6,796	1,580	765

To MFS and MFS Related Entities of MFS Municipal Income Trust*	1,149,427	1,177,035	0	0	189,730	545,253

Aggregate fees for non-audit services:
	2008	2007
To MFS Municipal Income Trust, MFS and MFS Related Entities#	1,456,953	1,917,224

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”, including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, and analysis of certain portfolio holdings verses investment styles.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Robert E. Butler, William R. Gutow, J. Dale Sherratt and Robert W. Uek and Ms. Laurie J. Thomsen.

ITEM 6.	SCHEDULE OF INVESTMENTS.

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Trustees and the Board of Managers of the investment companies (the “MFS Funds”) advised by Massachusetts Financial Services Company (“MFS”) have delegated to MFS the right and obligation to vote proxies for shares that are owned by the MFS Funds, in accordance with MFS’ proxy voting policies and procedures (the “MFS Proxy Policies”). The MFS Proxy Policies are set forth below:

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

June 1, 2008

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Monitoring System;

D.	Records Retention; and

E.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that – guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise be dictated by these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will withhold our vote for, or vote against, as applicable, a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating or audit committees would include members who are not “independent.”

MFS will also withhold its vote for, or vote against, as applicable, a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials. In addition, MFS will withhold its vote for, or vote against, as applicable, all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Responsive action would include the rescission of the “poison pill” (without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

MFS will also withhold its vote for, or vote against, as applicable, a nominee (other than a nominee who serves as the issuer’s Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of senior executive compensation that MFS deems to be “excessive” due to pay for performance issues and/or poor pay practices. In the event that MFS determines that an issuer has adopted “excessive” executive compensation, MFS may also withhold its vote for, or vote against, as applicable, the re-election of the issuer’s Chief Executive Officer as director regardless of whether the Chief Executive Officer participated in the approval of the package. MFS will determine whether senior executive compensation is excessive on a case by case basis. Examples of poor pay practices include, but are not limited to, egregious employment contract terms or pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers or, excessive perks.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates, if applicable, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company’s election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•

Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

Expensing of Stock Options

MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set restrictions on executive compensation. We believe that the election of an issuer’s compensation committee members is the appropriate mechanism to express our view on a company’s compensation practices, as outlined above. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company’s performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

MFS supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a clearly satisfactory policy on the matter, or (ii) expressly prohibit any future backdating of stock options.

Employee Stock Purchase Plans

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which (for U.S. listed companies) must be comprised solely of “independent” directors.

Written Consent and Special Meetings

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Corporate Governance, Corporate Responsibility and Social Issues

There are many groups advocating social change or changes to corporate governance or corporate responsibility standards, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Generally, MFS votes with management on such proposals unless MFS can determine that the benefit to shareholders will outweigh any costs or disruptions to the business if the proposal were adopted. Common among the shareholder proposals that MFS generally votes with management are proposals requiring the company to use corporate resources to further a particular social objective outside the business of the company, to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards), to include in the issuer’s proxy statement an annual advisory shareholder vote as to the company’s executive compensation practices during the previous year, to permit shareholders access to the company’s proxy statement in connection with the election of directors, to disclose political contributions made by the issuer, to separate the Chairman and Chief Executive Officer positions, or to promulgate special reports on various activities or proposals for which no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

Many of the items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs.

MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. MFS will also withhold its vote for, or vote against, as applicable, a director nominee standing for re-election of an issuer that has adopted an excessive compensation package for its senior executives as described above in the section entitled “Voting Guidelines-MFS’ Policy on Specific Issues-Election of Directors.”

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent. MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, power of attorney requirements and late delivery of proxy materials. In these limited instances, MFS votes non-U.S. securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS

Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to ensure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the MFS Fund that owns shares of the underlying fund will vote its shares in the same proportion as the other shareholders of the underlying fund.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies

[1]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.	MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.	REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; and (v) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General. Information regarding the portfolio manager(s) of the MFS Municipal Income Trust (the “Fund”) is set forth below.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Gary A. Lasman	Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 2002.

Geoffrey L. Schechter	Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1993.

Compensation. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10%) than performance bonus.

Performance Bonus – Generally, the performance bonus represents a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of assets managed by the portfolio manager over one-, three- and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2007, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
Gary A. Lasman	Lipper High Yield Municipal Debt Funds
Lehman Brothers U.S. Municipal Index

Geoffrey L. Schechter	Lipper General Municipal Debt Funds
Lipper Short-Intermediate Municipal Debt Funds
Lipper High Yield Municipal Debt Funds
Lipper General US Government Funds
Lehman Brothers Municipal Index
Lehman Brothers Government Mortgage Index
Morningstar Dollar Government Bond Funds

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares. The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the fund’s fiscal year ended October 31, 2008. The following dollar ranges apply:

N. None

A. $1—$10,000

B. $10,001—$50,000

C. $50,001—$100,000

D. $100,001—$500,000

E. $500,001—$1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Gary A. Lasman	N
Geoffrey L. Schechter	N

Other Accounts. In addition to the Fund, the Fund’s portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and assets of which, as of the Fund’s fiscal year ended October 31, 2008 were as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts*	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Gary A. Lasman	4	$2.1 Billion	0	N/A	0	N/A
Geoffrey L. Schechter	13	$6.1 billion	1	$422.2 million	0	N/A

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest.

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Municipal Income Trust

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
11/1/07-11/30/07	0	N/A	0	4,016,342
12/1/07-12/31/07	0	N/A	0	4,016,342
1/1/08-1/31/08	0	N/A	0	4,016,342
2/1/08-2/29/08	0	N/A	0	4,016,342
3/1/08-3/31/08	0	N/A	0	4,026,586
4/1/08-4/30/08	0	N/A	0	4,026,586
5/1/08-5/31/08	0	N/A	0	4,026,586
6/1/08-6/30/08	0	N/A	0	4,026,586
7/1/08-7/31/08	0	N/A	0	4,026,586
8/1/08-08/31/08	0	N/A	0	4,026,586
9/1/08-9/30/08	0	N/A	0	4,026,586
10/01/08-10/31/08	0	N/A	0	4,026,586
Total	0		0

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February 28) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2008 plan year is 4,026,586.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS MUNICIPAL INCOME TRUST

By (Signature and Title)* MARIA F. DWYER

                                             Maria F. Dwyer, President

Date: December 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* MARIA F. DWYER

                                             Maria F. Dwyer, President (Principal Executive Officer)

Date: December 17, 2008

By (Signature and Title)* JOHN M. CORCORAN

                                             John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 17, 2008

* Print name and title of each signing officer under his or her signature.